COPY

IN THE CONSTITUTIONAL COURT OF SOUTH AFRICA

CASE NO: 48/2013

In the matter between:

ALLPAY CONSOLIDATED INVESTMENT HOLDINGS (PTY) LTD	**First Applicant**
ALLPAY FREE STATE (PTY) LTD	**Second Applicant**
ALLPAY WESTERN CAPE (PTY) LTD	**Third Applicant**
ALLPAY GAUTENG (PTY) LTD	**Fourth Applicant**
ALLPAY EASTERN CAPE (PTY) LTD	**Fifth Applicant**
ALLPAY KWAZULU-NATAL (PTY) LTD	**Sixth Applicant**
ALLPAY MPUMALANGA (PTY) LTD	**Seventh Applicant**
ALLPAY LIMPOPO (PTY) LTD	**Eighth Applicant**
ALLPAY NORTH WEST (PTY) LTD	**Ninth Applicant**
ALLPAY NORTHERN CAPE (PTY) LTD	**Tenth Applicant**
MICAWBER 851 (PTY) LTD	**Eleventh Applicant**
MICAWBER 852 (PTY) LTD	**Twelfth Applicant**
MICAWBER 853 (PTY) LTD	**Thirteenth Applicant**
MICAWBER 854 (PTY) LTD	**Fourteenth Applicant**

and

THE CHIEF EXECUTIVE OFFICER OF THE SOUTH AFRICAN SOCIAL SECURITY AGENCY	**First Respondent**
THE SOUTH AFRICAN SOCIAL SECURITY AGENCY	**Second Respondent**
CASH PAYMASTER SERVICES (PTY) LTD	**Third Respondent**
EZIDLUBHEDU INVESTMENT HOLDING (PTY) LTD	**Fourth Respondent**
FLASH SAVINGS AND CREDIT COOPERATIVE	**Fifth Respondent**
ENLIGHTENED SECURITY FORCE (PTY) LTD	**Sixth Respondent**
MOBACOMM (PTY) LTD	**Seventh Respondent**

EMPILWENIPAYOUT SERVICES (PTY) LTD	**Eighth Respondent**
PENSION MANAGEMENT (PTY) LTD	**Ninth Respondent**
MASINGITA FINANCIAL SERVICES (PTY) LTD	**Tenth Respondent**
THE SOUTH AFRICAN POST OFFICE	**Eleventh Respondent**
ROMAN PROTECTION SOLUTIONS CC	**Twelfth Respondent**
UBANK LIMITED	**Thirteenth Respondent**
AFRICAN RENAISSANCE INVESTMENT MANAGEMENT (PTY) LTD	**Fourteenth Respondent**
STANDARD BANK GROUP LIMITED	**Fifteenth Respondent**
NEW SOLUTIONS (PTY) LTD	**Sixteenth Respondent**
ITHALA LIMITED	**Seventeenth Respondent**
KTS TECHNOLOGY SOLUTIONS CONSORTIUM	**Eighteenth Respondent**
and	
CORRUPTION WATCH	**First Amicus Curiae**
CENTRE FOR CHILD LAW	**Second Amicus Curiae**

FILING SHEET

Documents filed pursuant to the Constitutional Court's order dated 17 April 2014:

(i) Independent Auditor's Report by KPMG dated 30 May 2017;

(ii) Audited statement of expenses incurred, the income received and the net profit earned under the contract; and

(iii) Notes to audited statement of expenses incurred, the income received and the net profit earned under the contract for the period ended 31 March 2017.

DATED and signed at SAXONWOLD on this the 30th day of MAY 2017.

SMIT SEWGOOLAM INCORPORATED
Third Respondent's Attorneys
12 Avonwold Road
Saxonwold
JOHANNESBURG
Tel: 011 646 0006
Fax: 011 646 0016
E-mail: tiaan@smitsew.co.za
sacha@smitsew.co.za
Ref: MAT4514/OCJ/SC

TO:
THE REGISTRAR OF THE CONSTITUTIONAL COURT
Constitutional Hill
Braamfontein
JOHANNESBURG
E-mail: registrar@concourt.org.za / visagie@concourt.org.za / ngobeni@concourt.org.za

LODGED ELECTRONICALLY ON 30 MAY 2017

AND TO:
NORTONS INC
Applicants' Attorneys
135 Daisy Street
SANDTON
Tel: 011 666 7560
E-mail: Anthony@nortonsinc.com / Anton@nortonsinc.com
Ref: A Norton / A Roets

SERVED ELECTRONICALLY ON 30 MAY 2017

AND TO:
THE OFFICE OF THE STATE ATTORNEY
First and Second Respondents' Attorneys
SALU Building
316 Thabo Sehume Street
PRETORIA
Tel: 012 309 1500
E-mail: DiMolepo@justice.gov.za
Ref: Dikeledi Molepo/1007/12/Z1/MM

SERVED ELECTRONICALLY
ON 30 MAY 2017

AND TO:
VAN HUYLSTEYNS ATTORNEYS
Attorneys for Corruption Watch – First Amicus Curiae
3rd Floor, Sandton City
58 Fifth Street
SANDTON
E-mail: Daniel@vhlaw.co.za
Ref: A Legg / D Raath

SERVED ELECTRONICALLY
ON 30 MAY 2017

AND TO:
LEGAL RESOURCES CENTRE
Constitutional Litigation Unit
Attorneys for the Centre for Child Law – Second Amicus Curiae
16th Floor
Bram Fischer House
20 Albert Street
JOHANNESBURG
Tel: 011 836 9831
E-mail: bongumusa@lrc.org.za
Ref: Bongumusa / 1075212L

SERVED ELECTRONICALLY
ON 30 MAY 2017

KPMG

KPMG Services Proprietary Limited
KPMG Crescent
85 Empire Road, Parktown, 2193
Private Bag 9, Parkview, 2122, South Africa

Telephone +27 (0)11 647 7111
Fax +27 (0)11 647 8000
Docex 472 Johannesburg
Internet kpmg.co.za

Independent Auditor's Report

To the Directors of Cash Paymaster Services Proprietary Limited ("the Company")

Opinion

We have audited the statement of the expenses incurred, the income received and the net profit earned ("the Statement") under the South African Social Security Agency ("SASSA") contract dated 3 February 2012 ("the contract") for the period beginning 01 April 2012 to the period ended 31 March 2017, and notes to the Statement.

In our opinion, the Statement has been prepared, in all material respects, in accordance with the basis of preparation set out in the notes to the Statement.

Basis for Opinion

We conducted our audit in accordance with International Standards on Auditing (ISAs). Our responsibilities under those standards are further described in the *Auditor's Responsibilities for the Statement* section of our report. We are independent of the Company in accordance with the Independent Regulatory Board for Auditors *Code of Professional Conduct for Registered Auditors (IRBA Code)* and other independence requirements applicable to performing audits of financial statements in South Africa. We have fulfilled our other ethical responsibilities in accordance with the IRBA Code and in accordance with other ethical requirements applicable to performing audits in South Africa. The IRBA Code is consistent with the International Ethics Standards Board for Accountants *Code of Ethics for Professional Accountants* (Parts A and B). We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Emphasis of Matter – Basis of Preparation and Restriction on Use

We draw attention to the notes to the Statement, which describe the basis of preparation. The Statement has been prepared to assist the Company to provide information to the Constitutional Court as required in terms the Constitutional Court judgment handed down on 17 April 2014 in the case of *Allpay Consolidated Investment Holdings (Pty) Ltd and others v Chief Executive Officer of the South African Social Security Agency and others [2013] 2 All SA 501 (SCA) (The Allpay Judgement)*. These are not the Company's statutory financial statements which are prepared in accordance with International Financial Reporting Standards and the Companies Act of South Africa. Our report is intended solely for the Company and Constitutional Court and should not be used by parties other than the Company or the Constitutional Court. Our opinion is not modified in respect of this matter.

Responsibilities of Directors for the Statement

The directors are responsible for the preparation of the Statement in accordance with basis of preparation set out in the notes to the Statement, and for such internal control as the directors determine is necessary to enable the preparation of the Statement that is free from material misstatement, whether due to fraud or error.

Auditor's Responsibilities for the Statement

Our objectives are to obtain reasonable assurance about whether the Statement is free from material misstatement whether do to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with ISAs will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if individually or in aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of the Statement.

As part of an audit in accordance with ISAs, we exercise professional judgment and maintain professional skepticism throughout the audit. We also:

- Identify and assess the risks of material misstatement of the Statement, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.
- Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control.
- Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates, if any, and related disclosures made by management.

We communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

KPMG Services Proprietary Limited

Per M Danckwerts
Director
Chartered Accountant (SA)
Registered Auditor
30 May 2017

SASSA Tender 01/11/BS

Audited Statement of Expenses Incurred, the Income Received and the Net Profit earned under the Contract

Income received	8 938 509 720
Expenses incurred	
Operational cost	6 958 330 609
Administration cost	888 512 608
	7 846 843 217
Net profit before tax	1 091 666 503
Taxation	386 344 019
Net profit after tax	705 322 484

KPMG

Notes to the Audited Statement of the Expenses Incurred, the Income Received and the Net Profit Earned under the Contract for the period ended 31 March 2017 ("Statement")

1. ***Purpose of the Statement***

The Statement has been prepared to provide information to the Constitutional Court as required in terms of the order handed down on 17 April 2014 which requires an audited statement of the expenses incurred, the income received and the net profit earned under the contract for the payment of social grants entered into by and between the South African Social Security Agency (SASSA) and Cash Paymaster Services Proprietary Limited (CPS). These are not the CPS statutory financial statements which are prepared in accordance with International Financial Reporting Standards and the Companies Act of South Africa.

2. ***Basis of Preparation of the Statement***

The Statement has been prepared in accordance with the recognition and measurement requirements of International Financial Reporting Standards applicable to the preparation of the Statement and the requirements of the contract for the payment of social grants entered into by and between SASSA and CPS. The Statement is prepared on the historical cost basis, with the exception of the charge for the empowerment transaction which is recognised at fair value as described below.

The presentation and functional currency is South African Rand (R) and amounts are rounded to the nearest R1.

The accounting policies were selected and applied consistently for similar transactions.

The directors have selected and applied the following significant accounting policies in the preparation of the Statement. The directors have interpreted the words "under the contract" as relating directly to the SASSA contract and therefore income and expenses incidental to but not arising from the contract have been excluded from the Statement.

Revenue

Revenue from the rendering of services is recognised when the amount of revenue can be measured reliably; it is probable that the economic benefits associated with the transaction will flow; the stage of completion of the transaction at the reporting date can be measured reliably and the cost incurred for the transaction and the costs to complete the transaction can be measured reliably.

Revenue from the sale of goods is recognised when the significant risks and rewards of ownership of the goods has transferred to the buyer; neither continuing managerial involvement to the degree usually associated with ownership nor effective control over the goods sold are retained; the amount of revenue can be measured reliably; it is probable that the economic benefits associated with the transaction will flow to the entity and the costs incurred or to be incurred in respect of the transaction can be measured reliably.

Revenue is measured at the fair value of the consideration received or receivable.

Depreciation

The depreciable amount of an asset is allocated on a systematic basis, using the straight line method, over its useful life as a depreciation charge to expenses. The depreciable amount is the cost of an asset less its residual value.

The cost of an asset comprises its purchase price, including import duties and non-refundable purchase taxes after deducting trade discounts and rebates and any cost directly attributable to bringing the asset to the location and condition necessary for it to be capable of operating in the manner intended.

KPMG

The residual value of an asset is the estimated net amount that would currently be obtained from disposal of the asset as if the asset were already of the age and condition expected at the end of its useful life. The useful life of an asset is the period over which an asset is expected to be available for use or the number of units expected to be obtained from the asset. Each part of an asset with a cost that is significant in relation to the total cost of the item is depreciated separately.

Provisions
A provision is recognised when there is a present obligation (legal or constructive) as a result of a past event and it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation.

The amount recognised as a provision is the best estimate of the expenditure required to settle the present obligation at the end of the reporting period. Where the effect of the time value of money is material, the present value of the expenditure is used to recognise the provision.

Charge for empowerment transaction
The value of the empowerment transaction is measured by reference to the fair value of the equity instruments granted at the grant date. The grant date is when there is an agreement to a share-based payment arrangement. Vesting conditions, other than market conditions, are taken into account by adjusting the number of equity instruments included in the measurement of the transaction amount so that, ultimately, the amount recognised for goods or services received as consideration for the equity instruments granted shall be based on the number of equity instruments that eventually vest. Market conditions are taken into account when estimating the fair value of the equity instrument granted.

No subsequent adjustment to total equity is made after the vesting date to account for equity instruments that are forfeited or options that are not exercised.

The fair value of the equity instruments was calculated utilising an adjusted Monte Carlo simulation discounted cash flow model which was developed for the purpose of the valuation of these transactions. Cash flows were calculated for each simulated share price path, taking into account the bespoke features of the transactions, as well as the expected interest and capital repayments (funded through the expected sales of shares). The "adjustment" to the Monte Carlo simulation model incorporates a "jump diffusion" process to the standard Geometric Brownian Motion simulation, in order to capture the discontinuous share price jumps observed in the share price movements on the stock exchanges on which the shares are listed. Therefore, the simulated share price paths capture the idiosyncrasies of the observed share price movements. For each simulation, the resulting expected cash flows were discounted to the valuation date.

An expected volatility of 21.04%, an expected life of five years, a risk free rate of 7.90% and no future dividends were used in the calculation of the fair value of the equity instrument. The estimated expected volatility was calculated based on the 30 day VWAP share price using the exponentially weighted moving average of returns.

Leases
Operating leases are recognised by the lessee as an expense.

Operating lease expenses are recognised on a straight-line basis over the lease term.

Employee benefits
Short-term employee benefits paid in exchange for services rendered by employees during a reporting period are recognised as an expense.

KPMG

The cost of unused leave that has accumulated at the reporting date is recognised as an expense.

When there is a present legal or constructive obligation to make a bonus payment as a result of a past event and a reliable estimate of the obligation can be made, it is recognised as an expense.

When there is a present legal or constructive obligation and a demonstrable commitment to terminate the employment of employees before retirement, the expected cost of termination benefits is recognised as an expense.

Short-term employee benefits are recognised at the undiscounted amount.

Inventories and cost of sales
Inventories are measured at cost. Cost of inventories comprises all costs of purchase, costs of conversion and other costs incurred in bringing the inventories to their present location and condition.

The cost of inventories is assigned by using the weighted average cost formula.

After recognition, inventory is carried at its carrying amount, which is the lower of cost and net realisable value.

When inventories are sold, the carrying amount of those inventories is recognised as an expense in the period in which the related revenue is recognised.

The amount of any write-down of inventories to net realisable value and all losses of inventories are recognised as an expense in the period the write-down or loss occurs. The amount of any reversal of any write-down of inventories, arising from the increase in net realisable value, is recognised as a reduction in the amount of inventories recognised as an expense in the period in which the reversal occurs.

Foreign currency transactions
A foreign currency transaction is recorded by applying to the foreign currency amount the spot exchange rate between the functional currency and the foreign currency at the date of the transaction.

Income tax
A deferred tax liability is recognised for all taxable temporary differences, except to the extent that the deferred tax liability arises from the initial recognition of goodwill or the initial recognition of an asset or liability in a transaction which is not a business combination and at the time of the transaction affects neither accounting profit nor taxable profit.

A deferred tax asset is recognised for all deductible temporary differences to the extent that it is probable that taxable profit will be available against which the deductible temporary differences can be utilised unless the deferred tax asset arises from the initial recognition of an asset or liability in a transaction that is not a business combination and at the time of the transaction, affects neither accounting profit or taxable profit.

Current tax liabilities and assets for the current and prior periods are measured at the amount expected to be paid to or recovered from the taxation authorities, using the tax rates and tax laws that have been enacted or substantively enacted by the reporting period.

Deferred tax assets and liabilities are measured at the tax rates that are expected to apply to the period when the asset is realised or the liability is settled, based on tax rates and tax laws that have been enacted or substantively enacted by the reporting period.

KPMG

The measurement of deferred tax liabilities and deferred tax assets reflects the tax consequences that would follow from the manner in which the company expects, at the reporting period, to recover or settle the carrying amount of its assets and liabilities.

Deferred tax assets and liabilities are not discounted.

Current and deferred tax are recognised as income or an expense and included in profit and loss for the period, except to the extent that the tax arises from a transaction or event which is recognised, in the same or different period, outside profit or loss, to other comprehensive income, directly to equity or arises from a business combination. These are recognised in other comprehensive income, directly in equity and goodwill, respectively.